                              HUBBELL INCORPORATED

                                       and

            CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Rights Agent




                                RIGHTS AGREEMENT

                          Dated as of December 9, 1998

                                TABLE OF CONTENTS


Section 1.  Certain Definitions............................................................................1

Section 2.  Appointment of Rights Agent....................................................................8

Section 3.  Issue of Right Certificates....................................................................8

Section 4.  Form of Right Certificates....................................................................10

Section 5.  Countersignature and Registration.............................................................11

Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates;
               Mutilated, Destroyed, Lost or Stolen Right Certificates....................................11

Section 7.  Exercise of Rights, Purchase Price; Expiration Date of Rights.................................12

Section 8.  Cancellation and Destruction of Right Certificates............................................13

Section 9.  Availability of Shares of Preferred Stock.....................................................14

Section 10.  Preferred Stock Record Date..................................................................15

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares and
                Number of Rights..........................................................................15

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares. .................................24

Section 13.  Consolidation, Merger or Sale or Transfer of Assets or Earning Power.........................24

Section 14.  Fractional Rights and Fractional Shares......................................................28

Section 15.  Rights of Action.............................................................................29

Section 16.  Agreement of Right Holders...................................................................29

Section 17.  Right Certificate Holder Not Deemed a Stockholder............................................30

Section 18.  Concerning the Rights Agent..................................................................30

Section 19.  Merger or Consolidation or Change of Name of Rights Agent....................................31

Section 20.  Duties of Rights Agent.......................................................................31

Section 21.  Change of Rights Agent.......................................................................34

Section 22.  Issuance of New Right Certificates...........................................................34

Section 23.  Redemption...................................................................................35

Section 24.  Exchange.....................................................................................36

Section 25.  Notice of Certain Events.....................................................................37

Section 26.  Notices......................................................................................38

Section 27.  Supplements and Amendments...................................................................38

Section 28.  Successors...................................................................................39

Section 29.  Benefits of this Agreement...................................................................39

Section 30.  Determinations and Actions by the Board of Directors.........................................39

Section 31.  Severability.................................................................................39

Section 32.  Governing Law................................................................................39

Section 33.  Counterparts.................................................................................40

Section 34.  Descriptive Headings.........................................................................40

                                RIGHTS AGREEMENT


               Rights Agreement, dated as of December 9, 1998 ("Agreement"), between Hubbell Incorporated, a Connecticut corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

                               W I T N E S S E T H


               WHEREAS,  the Board of  Directors  of the  Company on December 9,
1998 (i)(A) authorized the issuance and declared a dividend of one preferred share purchase right (a "Class A Right") for each share of the Class A common stock, $0.01 par value per share ("Class A Common Stock"), of the Company outstanding as of the Close of Business (as hereinafter defined) on December 21, 1998 (the "Record Date"), each Class A Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series A Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions hereinafter set forth and (B) further authorized and directed the issuance of one Class A Right (subject to adjustment as provided herein) with respect to each share of Class A Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined); provided, however, that Class A Rights may be issued with respect to shares of Class A Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22 and (ii)(A) authorized the issuance and declared a dividend of one preferred share purchase right (a "Class B Right") for each share of the Class B common stock, $0.01 par value per share ("Class B Common Stock"), of the Company outstanding as of the Close of Business on the Record Date, each Class B Right representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series B Preferred Stock (as hereinafter defined), upon the terms and subject to the conditions hereinafter set forth and
(B) further authorized and directed the issuance of one Class B Right (subject to adjustment as provided herein) with respect to each share of Class B Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date; provided, however, the Class B Rights may be issued with respect to shares of Class B Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22.

               NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

               Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:

               (a)  "Acquiring  Person"  shall  mean any Person (as such term is hereinafter defined) who or which shall be the Beneficial Owner (as such term is hereinafter defined)
of 20% or more of the shares of Class A Common Stock then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that (i) if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person" became the Beneficial Owner of a number of shares of Class A Common Stock such that the Person would otherwise qualify as an "Acquiring Person" inadvertently (including, without limitation, because (A) such Person was unaware that it beneficially owned a percentage of Class A Common Stock that would otherwise cause such Person to be an "Acquiring Person" or (B) such Person was aware of the extent of its Beneficial Ownership of Class A Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing or influencing control of the Company, then such Person shall not be deemed to be or to have become an "Acquiring Person" for any purposes of this Agreement unless and until such Person shall have failed to divest itself, as soon as practicable (as determined, in good faith, by the Board of Directors of the Company), of Beneficial Ownership of a sufficient number of shares of Class A Common Stock so that such Person would no longer otherwise qualify as an Acquiring Person; (ii) if, as of the date hereof or prior to the first public announcement of the adoption of this Agreement, any Person is or becomes the Beneficial Owner of 20% or more of the shares of Class A Common Stock outstanding, such Person shall not be deemed to be or to become an "Acquiring Person" unless and until such time as such Person shall, after the first public announcement of the adoption of this Agreement, become the Beneficial Owner of additional shares of Class A Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Class A Common Stock or pursuant to a split or subdivision of the outstanding Class A Common Stock), unless, upon becoming the Beneficial Owner of such additional shares of Class A Common Stock, such Person is not then the Beneficial Owner of 20% or more of the shares of Class A Common Stock then outstanding; (iii) no Person shall become an "Acquiring Person" as the result of an acquisition of shares of Class A Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares of Class A Common Stock beneficially owned by such Person to 20% or more of the shares of Class A Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 20% or more of the shares of Class A Common Stock then outstanding by reason of such share acquisitions by the Company and shall thereafter become the Beneficial Owner of any additional shares of Class A Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Class A Common Stock or pursuant to a split or subdivision of the outstanding Class A Common Stock), then such Person shall be deemed to be an "Acquiring Person" unless upon becoming the Beneficial Owner of such additional shares of Class A Common Stock such Person does not beneficially own 20% or more of the shares of Class A Common Stock then outstanding; and (iv) no Person shall become an Acquiring Person as the result of an acquisition of shares of Class A Common Stock by such Person pursuant to a Permitted Tender Offer. For all purposes of this Agreement, any calculation of the number of shares of Class A Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Class A

Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof.

               (b)  "Affiliate"  and  "Associate"   shall  have  the  respective
meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

               (c) A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:

                    (i) which such Person or any of such Person's  Affiliates or
               Associates is deemed to beneficially own, directly or indirectly, within the meaning of Rule l3d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof;

                    (ii) which such Person or any of such Person's Affiliates or
               Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, (y) securities which such Person has a right to acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (z) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or
               Section 22 hereof ("Original Rights") or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to Original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                    (iii) which are beneficially owned,  directly or indirectly, by any other Person and with respect to which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of such securities of the Company; provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person's status or authority as such, to be the "Beneficial Owner" of, to have "Beneficial Ownership" of or to "beneficially own" any securities that are "beneficially owned" (as defined in this Section l(c)), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided, further, that no individual serving as trustee of the Roche Trust or the Hubbell Trust (each as hereinafter defined) shall be deemed to beneficially own in his individual capacity any shares of Class A Common Stock owned by the Roche Trust or the Hubbell Trust, whether or not the Roche Trust and/or the Hubbell Trust continues to have Exempt Person (as hereinafter defined) status.

               (d) "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York or the city in which the office of the Rights Agent is located are authorized or obligated by law or executive order to close.

               (e) "Class A Common Stock" shall have the meaning set forth in the Recitals hereto.

               (f) "Class B Common Stock" shall have the meaning set forth in the Recitals hereto.

               (g) "Class A Right" shall have the meaning set forth in the Recitals hereto.

               (h) "Class B Right" shall have the meaning set forth in the Recitals hereto.

               (i) "Class A Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

               (j) "Class B Right Certificate" shall have the meaning set forth in Section 3(a) hereof.

               (k) "Close of Business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

               (l) "Common Stock" when used with reference to the Company shall mean collectively and severally, as the context requires, the Class A Common Stock and/or the Class B Common Stock. "Common Stock" when used with reference to any Person other than the Company shall mean the common stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

               (m) "Common Stock Equivalents" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (n) "Current Values" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (o) "Distribution  Date"  shall  have the  meaning  set forth  in
Section 3(a) hereof.

               (p) "equivalent preferred shares" shall have the meaning set forth in Section 11(b) hereof.

               (q) "Exempt Person" shall mean (i) the Company or any Subsidiary (as such term is hereinafter defined) of the Company, in each case including, without limitation, in its fiduciary capacity, (ii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding Common Stock for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company, (iii) the Roche Trust so long as it does not purchase shares of Class A Common Stock (x) from any Person other than the Hubbell Trust in an amount not in excess of the number of shares of Class A Common Stock owned by the Hubbell Trust as of the date of this Agreement or (y) pursuant to a Permitted Tender Offer or (iv) the Hubbell Trust so long as it does not purchase shares of Class A Common Stock (x) from any Person other than the Roche Trust in an amount not in excess of the number of shares of Class A Common Stock owned by the Roche Trust as of the date of this Agreement or (y) pursuant to a Permitted Tender Offer.

               (r) "Exchange Ratio" shall have the meaning set forth in Section 24 hereof.

               (s) "Expiration Date" shall have the meaning set forth in Section 7 hereof.

               (t) "Flip-In Event" shall have the meaning set forth in Section 11(a)(ii) hereof.

               (u) "Final  Expiration  Date" shall have the meaning set forth in
Section 7 hereof.

               (v) "Hubbell Trust" shall mean the trust established under the Trust Indenture dated August 23, 1953 made by Harvey Hubbell.

               (w) "NASDAQ" shall mean The NASDAQ Stock Market.

               (x) "New York Stock Exchange" shall mean the New York Stock Exchange, Inc.

               (y) "Permitted Tender Offer" shall mean a fully-financed all cash tender offer for all outstanding shares of both Class A Common Stock and Class B Common Stock at the same price per share for each class of Common Stock and otherwise on the same terms and conditions, which (i) is made pursuant to a
Schedule 14D-1 filed with the Securities and Exchange Commission, (ii) by its terms stays open for a minimum of 60 Business Days and (iii) (A) is accepted (in the case of clause (iv) of the definition of "Acquiring Person" and clauses
(iii)(y) and (iv)(y) of the definition of "Exempt Person") or (B) requires as a non-waivable condition that such offer be accepted (for purposes of Section 3(a)) by the holders of at least two-thirds of the then outstanding Common Stock of each class owned by Persons other than the Person making the tender offer (or its Affiliates or Associates). A Permitted Tender Offer shall be deemed to be "fully-financed" if, on or prior to the date such offer is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, such Person has, and has provided the Company, firm written commitments from responsible financial institutions, which have been accepted by such Person (or one of its Affiliates), to provide, subject only to customary terms and conditions, funds for such offer which, when added to the amount of cash and cash equivalents which such Person then has available and has irrevocable committed in writing to the Company to utilize for purposes of such offer, will be sufficient to pay for all the then outstanding Common Stock pursuant to the offer and all related expenses, together with copies of all written materials prepared by such Person for such financial institutions in connection with obtaining such financing commitments.

               (z) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust or other entity, and shall include any successor (by merger or otherwise) to such entity.

               (aa) "Preferred Stock" shall mean collectively and severally, as the context requires, the Series A Preferred Stock and/or the Series B Preferred Stock.

               (bb)  "Principal  Party"  shall  have the  meaning  set  forth in
Section 13(b) hereof.

               (cc) "Record Date" shall have the meaning set forth in the Recitals hereto.

               (dd)  "Redemption  Date"  shall  have the  meaning  set  forth in
Section 7 hereof.

               (ee)  "Redemption  Price"  shall have the  meaning  set  forth in
Section 23 hereof.

               (ff) "Right Certificate" shall mean collectively or severally, as the context shall require, the Class A Right Certificate and/or the Class B Right Certificate.

               (gg) "Rights" shall mean collectively or severally, as the context shall require, the Class A Rights and/or the Class B Rights.

               (hh) "Roche Trust" shall mean the trust established under a Trust Indenture dated September 2, 1957 made by Louis E. Roche.

               (ii) "Securities Act" shall mean the Securities Act of 1933, as amended.

               (jj) "Section 11(a)(ii) Trigger Date" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (kk) "Series A Preferred Stock" shall mean the Series A Junior Participating Preferred Stock, par value $10.00 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Amendment attached to this Agreement as Exhibit A.

               (ll) "Series B Preferred Stock" shall mean the Series B Junior Participating Preferred Stock, par value $10.00 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Amendment attached to this Agreement as Exhibit B.

               (mm) "Spread" shall have the meaning set forth in Section 11(a)(iii) hereof.

               (nn) "Stock Acquisition Date" shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange
Act) by the Company or an Acquiring Person that an Acquiring Person has become such, or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

               (oo) "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

               (pp)  "Substitution  Period"  shall have the meaning set forth in
Section 11(a)(iii) hereof.

               (qq)  "Summary  of Rights"  shall have the  meaning  set forth in
Section 3(b) hereof.

               (rr) "Trading Day" shall have the meaning set forth in Section 11(d)(i) hereof.

               (ss) "Trusts" shall mean the Roche Trust and the Hubbell Trust, collectively.

               Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

               Section 3. Issue of Right Certificates.

               (a) Until the Close of Business on the earlier of (i) the tenth day after the Stock Acquisition Date and (ii) the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than an Exempt Person; provided, however, that for the purpose of this Section 3(a) the Trusts shall be excluded from the definition of Exempt Person) of, or of the first public announcement of the intention of such Person (other than an Exempt Person; provided, however, that for the purpose of this Section 3(a) the Trusts shall be excluded from the definition of Exempt Person) to commence, a tender or exchange offer (other than a Permitted Tender Offer) the consummation of which would result in any Person (other than an Exempt Person; provided, however, that for the purpose of this Section 3(a) the Trusts shall be excluded from the definition of Exempt Person) becoming the Beneficial Owner of shares of Common Stock aggregating 20% or more of the Class A Common Stock then outstanding (the earlier of such dates being herein referred to as the "Distribution Date"); provided, however, that if either of such dates occurs after the date of this Agreement and on or prior to the Record Date, then the Distribution Date shall be the Record Date), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information, send) by first-class, insured, postage-prepaid mail, (A) to each record holder of the Class A Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Class A Right Certificate in substantially the form of Exhibit C hereto ("Class A Right Certificate") evidencing one Class A Right (subject to adjustment as provided herein) for each share of Class A Common Stock so held and (B) to each record holder of the Class B Common Stock as of the Close of Business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Class B Right Certificate in substantially the form of Exhibit D hereto ("Class B Right Certificate") evidencing one Class B Right (subject to adjustment as provided herein) for each share of Class B Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

               (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Shares of Preferred Stock, in substantially the form of Exhibit E hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or, if earlier, the Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

               (c) Rights shall be issued in respect of all shares of Common Stock issued or disposed of (including, without limitation, upon issuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date. Certificates issued for Common Stock (including, without limitation, upon transfer of outstanding Common Stock or issuance of Common Stock out of authorized but unissued shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

               This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Hubbell Incorporated (the "Company") and ChaseMellon Shareholder Services, L.L.C., as Rights Agent, dated as of December 9, 1998 and as amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of the Common Stock which are no longer outstanding.

               Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.

               Section 4. Form of Right Certificates. The Class A Right Certificates and the Class B Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit C hereto and Exhibit D hereto, respectively, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate which do not affect the duties or responsibilities of the Rights Agent and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, as shall be set forth therein at the price per one one-thousandth of a share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, set forth therein (the "Purchase Price"), but the number of such one one-thousandths of a share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, and the Purchase Price shall be subject to adjustment as provided herein.

               Section 5.  Countersignature and Registration.

               (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, the President of the Company, or any Executive Vice President, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof and shall be attested by the Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

               (b) Following the Distribution Date and receipt by the Rights Agent of all necessary information, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

               Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

               (a) Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation under this Section unless and until it is satisfied that all such taxes and/or charges have been paid.

               (b) Subject to the provisions of this Agreement, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

               Section 7. Exercise of Rights, Purchase Price; Expiration Date of Rights.

               (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may, subject to Section 11(a)(ii) hereof and except as otherwise provided herein, exercise the Rights evidenced thereby in whole or in part upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly and properly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to the time (the "Expiration Date") that is the earliest of (i) the Close of Business on December 31, 2008 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date") and (iii) the time at which such Rights are exchanged as provided in
Section 24 hereof.

               (b) The Purchase Price shall be initially $175.00 for each one one-thousandth of a share of Series A Preferred Stock or Series B Preferred Stock purchasable upon the exercise of a Right. The Purchase Price and the number of one one-thousandths of a share of Series A Preferred Stock or Series B Preferred Stock or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.

               (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly and properly executed, accompanied by payment of the aggregate Purchase Price for the shares of Preferred Stock to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Stock certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) requisition from a depositary agent appointed by the Company depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs any such depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

               (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all of the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the exercisable Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

               (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 hereof or this
Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of assignment or form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such transfer or exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company or the Rights Agent shall reasonably request.

               Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

               Section 9.  Availability of Shares of Preferred Stock.

               (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights.

               (b) So long as the shares of Preferred Stock issuable upon the exercise of Rights may be listed or admitted to trading on any national securities exchange, or quoted on NASDAQ, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on such exchange, or quoted on NASDAQ, upon official notice of issuance upon such exercise.

               (c) From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary to permit the issuance of shares of Preferred Stock upon the exercise of Rights, to register and qualify such shares of Preferred Stock under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect with prompt notice thereof to the Rights Agent. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

               (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

               (e) The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Stock in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Preferred Stock upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax or charge is due.

               Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Stock for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

               Section 11. Adjustment of Purchase Price, Number and Kind of Shares and Number of Rights. The Purchase Price, the number of shares of Preferred Stock or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

               (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare and pay a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares of Preferred Stock or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the number and kind of shares of capital stock issuable on the effective date of such subdivision, combination or reclassification, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

               (ii) Subject to Section 24 of this Agreement, in the event any Person becomes an Acquiring Person (the first occurrence of such event being referred to hereinafter as the "Flip-In Event"), then (A) the Purchase Price shall be adjusted to be the Purchase Price in effect immediately prior to the Flip-In Event multiplied by the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such Flip-In Event, whether or not such Right was then exercisable and (B) each holder of a Right, except as otherwise provided in this Section 11(a)(ii) and
Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon exercise thereof at a price equal to the Purchase Price (as so adjusted), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock, such number of shares of Class A Common Stock, in the case of Class A Rights, and such number of shares of Class B Common Stock, in the case of Class B Rights, as shall equal the result obtained by dividing the Purchase Price (as so adjusted) by 50% of the current per share market price of the Class A Common Stock, in the case of the Class A Rights, and by 50% of the current per share market price of the Class B Common Stock, in the case of the Class B Rights, (in each case, determined pursuant to Section 11(d) hereof) on the date of such Flip-In Event; provided, however, that the Purchase Price (as so adjusted) and the number of shares of Class A Common Stock or Class B Common Stock, as the case may be, so receivable upon exercise of a Right shall, following the Flip-In Event, be subject to further adjustment as appropriate in accordance with
Section 11(f) hereof. Notwithstanding anything in this Agreement to the contrary, however, from and after the Flip-In Event, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person), (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the Flip-In Event or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the Flip-In Event pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be null and void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates,

Associates or transferees hereunder. From and after the Flip-In Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

               (iii) The Company may at its option substitute for a share of Class A Common Stock or a share of Class B Common Stock, as the case may be, issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) a number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, or fraction thereof such that the current per share market price of one share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, multiplied by such number or fraction is equal to the current per share market price of one share of Class A Common Stock or Class B Common Stock, as the case may be. In the event that there shall not be sufficient shares of Common Stock authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph
(ii), the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess (such excess, the "Spread") of (1) the value of the shares of Common Stock issuable upon the exercise of each Class A Right and each Class B Right in accordance with the foregoing subparagraph (ii) (respectively, the "Current Values") over (2) the Purchase Price (as adjusted in accordance with the foregoing subparagraph (ii)), and (B) with respect to each Right (other than Rights which have become null and void pursuant to the foregoing subparagraph
(ii)), make adequate provision to substitute for the shares of Class A Common Stock or Class B Common Stock, as the case may be, issuable in accordance with the foregoing subparagraph (ii) upon exercise of the Right and payment of the Purchase Price (as adjusted in accordance therewith), (1) cash, (2) a reduction in such Purchase Price, (3) shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock of the applicable class, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock of the applicable class (such shares of Preferred Stock and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Stock Equivalents")), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in such Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, that if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date of the Flip-In Event (the "Section 11(a) (ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of such Purchase Price, shares of Common Stock of the applicable class (to the extent available), and then, if necessary, such number or fractions of shares of Preferred Stock of the applicable series (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of the Flip-In Event, the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the
Section 11(a) (ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this
Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Class A Rights and Class B Rights and (y) may suspend the exercisability of the Class A Rights and the Class B Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Class A Rights and the Class B Rights have been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect in each case, with prompt notice thereof to the Rights Agent. For purposes of this Section 11(a)(iii), the value of the shares of Class A Common Stock and the Class B Common Stock, as the case may be, shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Stock Equivalent" shall be deemed to equal the current per share market price of the Class A Common Stock or the Class B Common Stock, as the case may be. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive (a) shares of Class A Common Stock upon the exercise of the Class A Rights among holders of Class A Rights and (b) shares of Class B Common Stock upon the exercise of the Class B Rights among holders of Class B Rights, in each case, pursuant to this
Section 11(a)(iii).

               (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Stock (or shares having the same rights, privileges and preferences as the Preferred Stock ("equivalent preferred shares")) or securities convertible into Preferred Stock or equivalent preferred shares at a price per share of Preferred Stock or equivalent preferred shares (or having a conversion price per share, if a security convertible into shares of Preferred Stock or equivalent preferred shares) less than the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock and equivalent preferred shares outstanding on such record date plus the number of shares of Preferred Stock and equivalent preferred shares which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock and equivalent preferred shares outstanding on such record date plus the number of additional shares of Preferred Stock and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Shares of Preferred Stock and equivalent preferred shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Stock (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Preferred Stock, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of the Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

               (d)(i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price " of any security (a "Security " for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to but not including such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after but not including the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, but is quoted on NASDAQ or such other system then in use, a day on which NASDAQ or such other system is open for the transaction of business, or, if not so quoted, a Business Day.

               (ii) For the purpose of any computation hereunder, if the Preferred Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be determined in accordance with the method set forth in
Section 11(d)(i). If the Preferred Stock is not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Stock shall be conclusively deemed to be the current per share market price of the Common Stock as determined pursuant to Section 11(d)(i) multiplied by the then applicable Adjustment Number (as defined in and determined in accordance with the Certificate of Amendment for the Preferred Stock). If neither the Common Stock nor the Preferred Stock is publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

               (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this
Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one hundred-thousandth of a share of Preferred Stock or one-hundredth of a share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this
Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

               (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than the Preferred Stock, thereafter the Purchase Price and the number of such other shares so receivable upon exercise of a Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), 11(b), 11(c), 11(e), 11(h), 11(i) and 11(m) hereof, as applicable, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

               (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

               (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and 11(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Preferred Stock (calculated to the nearest one hundred-thousandth of a share of Preferred Stock) obtained by (i) multiplying
(x) the number of one one-thousandths of a share purchasable upon the exercise of a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment.

               (i) The Company may elect on or after the date of any adjustment of the Purchase Price pursuant to Sections 11(b) or 11(c) hereof to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made with prompt notice thereof to the Rights Agent. Such record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this
Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

               (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of a Right, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a share of Preferred Stock which were expressed in the initial Right Certificates issued hereunder.

               (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the fraction of Preferred Stock or other shares of capital stock issuable upon exercise of a Right, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock or other such shares at such adjusted Purchase Price.

               (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer with prompt notice thereof to the Rights Agent until the occurrence of such event issuing to the holder of any Right exercised after such record date the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

               (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such adjustments in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the current market price, issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, dividends on Preferred Stock payable in shares of Preferred Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

               (n) Anything in this Agreement to the contrary notwithstanding, in the event that at any time after the date of this Rights Agreement and prior to the Distribution Date, the Company shall (i) declare and pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of a dividend payable in Common Stock) into a greater or lesser number of shares of Common Stock, then, in each such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by (A) in the case of the Class A Rights, multiplying the number of Class A Rights associated with each share of Class A Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Class A Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Class A Common Stock outstanding immediately following the occurrence of such event (for purposes of such adjustment, in the event that the Company declares a stock dividend on the Class A Common Stock payable in shares of Class B Common Stock, such dividend shall be treated with respect to the Class A Common Stock as if it had been declared and paid in shares of Class A Common Stock) and (B) in the case of the Class B Rights, multiplying the number of Class B Rights associated with each share of Class B Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Class B Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Class B Common Stock outstanding immediately following the occurrence of such event

(for purposes of such adjustment, in the event that the Company declares a stock dividend on the Class A Common Stock payable in shares of Class B Common Stock, such shares of Class B Common stock shall not be deemed outstanding immediately following the occurrence of such event).

               (o) The Company agrees that, after the earlier of the Distribution Date or the Stock Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

               Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts and computations accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock and the Preferred Stock a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with
Section 25 hereof (if so required under Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall have no duty with respect for and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

               Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

               (a) In the event, directly or indirectly, at any time after the Flip-In Event (i) the Company shall consolidate with or shall merge into any other Person, (ii) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more wholly-owned Subsidiaries of the Company), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of a Right (other than Rights which have become null and void pursuant to Section 11(a)(ii) hereof) shall thereafter have the right to receive, upon the exercise thereof at the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof), in accordance with the terms of this Agreement and in lieu of shares of Preferred Stock or Common Stock of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall equal the result obtained by dividing the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) by 50% of the current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided, however, that the Purchase Price (as theretofore adjusted in accordance with Section 11(a)(ii) hereof) and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall be subject to further adjustment as appropriate in accordance with Section 11(f) hereof to reflect any events occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and
(D) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

               (b) "Principal Party" shall mean:

                       (i) in the case of any transaction described in (i) or
(ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which the shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the shares of Common Stock of which have the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

                       (ii) in the case of any transaction described in (iii) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause
(b)(i) or (b)(ii), if the Common Stock of such Person is not at such time or has not been continuously over the preceding 12-month period registered under
Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of all of which is and has been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

               (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

                       (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

                       (ii) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the New York Stock Exchange or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the New York Stock Exchange or such securities exchange, or, if the Common Stock of the Principal Party shall not be listed or admitted to trading on the New York Stock Exchange or a national securities exchange, to cause the Rights and the securities receivable upon exercise of the Rights to be authorized for quotation on NASDAQ or on such other system then in use;

                       (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

                       (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

               (d) In case the Principal Party has any provision in any of its authorized securities or in its certificate of incorporation or by-laws or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock or Common Stock Equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock or Common Stock Equivalents of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

               (e) The Company covenants and agrees that it shall not, at any time after the Flip-In Event, enter into any transaction of the type described in clauses (i) through (iii) of Section 13(a) hereof if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13(b) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.

               Section 14.  Fractional Rights and Fractional Shares.

               (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11(n) hereof). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

               (b) The Company shall not be required to issue fractions of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon the exercise or exchange of Rights. Interests in fractions of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market value of a whole share of Preferred Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

               (c) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14(a) hereof) for the Trading Day immediately prior to the date of such exercise or exchange.

               (d) The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right (except as provided above).

               Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under this Agreement, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided therein and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

               Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

               (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Stock;

               (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the

Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

               (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

               Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

               Section 18. Concerning the Rights Agent.

               (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration, preparation, delivery, amendment and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation, the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The indemnity provided herein shall survive the termination of this Agreement and the termination and the expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent.

               (b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Stock or Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

               Section 19. Merger or Consolidation or Change of Name of Rights Agent.

               (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

               (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

               Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

               (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

               (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved (including, without limitation, the identity of any Acquiring Person and the determination of current per share market price) or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the President and the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

               (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

               (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

               (e) The Rights Agent shall not be under any liability or responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

               (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

               (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

               (h) The Rights Agent and any stockholder, director, affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

               (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.

               (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

               (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate thereof), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

               Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock or Preferred Stock by registered or certified mail, and, following the Distribution Date, to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the laws of any state of the United States or the District of Columbia, in good standing, which is authorized to do business under such laws and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock or Preferred Stock, and, following the Distribution Date, mail a notice thereof in writing by first-class mail to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

               Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company may with respect to shares of Common Stock so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company or (iv) a contractual obligation of the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.

               Section 23.  Redemption.

               (a) The Board of Directors of the Company may, at any time prior to the Flip-In Event, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction with respect to the Common Stock occurring after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board of Directors shall determine.

               (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights (or such later time as the Board of Directors may establish for the effectiveness of such redemption), the Company shall mail a notice of redemption to the Rights Agent and to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

               Section 24.  Exchange.

               (a) The Board of Directors of the Company may, at its option, at any time after the Flip-In Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one share of Class A Common Stock per Class A Right and one share of Class B Common Stock per Class B Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction with respect to the Common Stock occurring after the date hereof (such amount per Right being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after an Acquiring Person shall have become the Beneficial Owner of (i) shares of Class A Common Stock aggregating 50% or more of the shares of Class A Common Stock then outstanding or (ii) shares of Common Stock aggregating 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a). The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

               (b) Immediately upon the effectiveness of the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange with prompt notice thereof to the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange of (a) Class A Rights shall be effected pro rata based on the number of available shares of Class A Common Stock and the number of Class A Rights (other than Class A Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Class A Rights and (b) Class B Rights shall be effected pro rata based on the number of available shares of Class B Common Stock and the number of Class B Rights (other than Class B Rights which have become null and void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Class B Rights.

               (c) The Company may at its option substitute, and, in the event that there shall not be sufficient shares of Class A Common Stock or Class B Common Stock, as the case may be, authorized but unissued to permit an exchange of Class A Rights or Class B Rights, as the case may be, for Class A Common Stock or Class B Common Stock, as the case may be, as contemplated in accordance with this Section 24, the Company shall substitute to the extent of such insufficiency, for each share of Class A Common Stock or Class B Common Stock, as the case may be, that would otherwise be issuable upon exchange of a Class A Right or a Class B Right, as the case may be, a number of shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, or fraction thereof (or equivalent preferred shares, as such term is defined in Section 11(b)) such that the current per share market price (determined pursuant to
Section 11(d) hereof) of one share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, (or equivalent preferred share) multiplied by such number or fraction is equal to the current per share market price of one share of Class A Common Stock or Class B Common Stock, as the case may be, (determined pursuant to Section 11(d) hereof) as of the date of such exchange.

               Section 25.  Notice of Certain Events.

               (a) In case the Company shall at any time after the earlier of the Distribution Date or the Stock Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding Preferred Stock), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate and the Rights Agent, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or
(ii) above at least 10 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock and/or Preferred Stock, whichever shall be the earlier.

               (b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of the Common Stock) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and Section 13 hereof.

               Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                                Hubbell Incorporated
                                584 Derby Milford Road
                                Orange, Connecticut  06477-4024
                                Attention: Corporate Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                                ChaseMellon Shareholder Services, L.L.C.
                                450 West 33rd Street, 10th Floor
                                New York, New York  10001
                                Attention:  Relationship Manager

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

               Section 27. Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights; provided that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person),
(b) cause this Agreement again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which reduces the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, and such supplement or amendment does not change or increase the Rights Agent's duties, liabilities or obligations, the Rights Agent shall execute such supplement or amendment.

               Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

               Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

               Section 30. Determinations and Actions by the Board of Directors. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not redeem the Rights or to amend or not amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

               Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

               Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                                       Hubbell Incorporated



                                       By: /s/ Richard W. Davies
                                          ------------------------------------
                                       Name:   Richard W. Davies
                                            ----------------------------------
                                       Title:  Vice President, General Counsel
                                               and Secretary
                                             ---------------------------------



                                       ChaseMellon Shareholder Services, L.L.C., as Rights Agent



                                       By: /s/ Cynthia Gonzalez
                                          ------------------------------------
                                       Name:   Cynthia Gonzalez
                                            ----------------------------------
                                       Title:  Vice President
                                             ---------------------------------

                                                                       Exhibit A

                                     FORM OF
                            CERTIFICATE OF AMENDMENT

                                 with respect to

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                              HUBBELL INCORPORATED

     Pursuant to Section 33-666 of the Connecticut Business Corporation Act

               Hubbell Incorporated (the "Company"), a corporation organized and existing under the laws of Connecticut, in accordance with the provisions of
Section 33-637 thereof, DOES HEREBY CERTIFY:

               That pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the said Company, the said Board of Directors of the said Company on December 9, 1998 duly adopted the following amendment to said Certificate of Incorporation in the form of a resolution creating a series of 56,000 shares of Preferred Stock designated as "Series A Junior Participating Preferred Stock":

                       RESOLVED, that pursuant to the authority vested in the
               Board of Directors of this Company in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $10.00 per share, of the Company be and hereby is created, that the designation and number of shares thereof and the preferences, limitations and relative rights of the shares of such series are as follows, and that the Certificate of Incorporation be and hereby is amended by adding the following at the end of paragraph FOURTH:

                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK


1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as "Series A Junior Participating Preferred Stock," and the number of shares constituting such series shall be 56,000. Such number of shares may be increased or decreased by resolution of the Board of Directors and filing of a Certificate of Amendment to the Certificate of Incorporation of the Company; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

               2.      Dividends and Distribution.


(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Company ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Company ranking junior to the Series A Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of January, April, July and October, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 and (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of the Class A Common Stock, par value $0.01, of the Company (the "Class A Common Stock") or shares of the Class B Common Stock, par value $0.01, of the Company (the "Class B Common Stock") declared on the Class A Common Stock or a subdivision of the outstanding shares of Class A Common Stock (by reclassification or otherwise), since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1000. In the event the Company shall at any time after December 9, 1998 (i) declare and pay any dividend on Class A Common Stock payable in shares of Class A Common Stock or Class B Common Stock, (ii) subdivide the outstanding Class A Common Stock or (iii) combine the outstanding Class A Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Class A Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class A Common Stock that were outstanding immediately prior to such event. For purposes of paragraph (A) of this Section 2, shares of Class B Common Stock declared as a dividend with respect to shares of Class A Common Stock shall be treated as shares of Class A Common Stock.

               (B) The Company shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Class A Common Stock (other than a dividend payable in shares of Class A Common Stock or Class B Common Stock).

               (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.


3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

               (A) Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the product of
(I) the Adjustment Number and (II) twenty (20) on all matters submitted to a vote of the stockholders of the Company.

               (B) Except as required by law and by Section 10 hereof, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class A Common Stock as set forth herein) for taking any corporate action.

               (C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Class A Common Stock and Class B Common Stock for the election of other directors of the Company, the holders of record of the Series A Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Class A Common Stock and Class B Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series A Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series A Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series A Junior Participating Preferred Stock as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this
Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series A Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Junior Participating Preferred Stock in this Section 3.

               4.      Certain Restrictions.

                       (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

                           (i) declare or pay dividends on, make any other
distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

                           (ii) declare or pay dividends on or make any other
distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                           (iii) purchase or otherwise acquire for consideration
any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes. For purposes of such determination, the Board of Directors of the Company will not take into account the differences in the voting rights between the Series A Junior Participating Preferred Stock and the Series B Junior Participating Preferred Stock, par value $10.00, of the Company (the "Series B Preferred Stock").

                  (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

               5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall thereupon become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

               6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Company, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount per share (the "Series A Liquidation Preference") equal to the greater of (i) $100 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and
(ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Class A Common Stock upon such liquidation, dissolution or winding up of the Company.

                  (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series A Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

                  (C) Neither the merger or consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

               7. Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of

Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class A Common Stock is changed or exchanged.

               8. No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company.

               9. Ranking. The Series A Junior Participating Preferred Stock shall rank (a) junior to all other series of the Preferred Stock (other than the Series B Preferred Stock) as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, (b) pari passu with the Series B Preferred Stock as to such matters and (c) senior to the Class A Common Stock and the Class B Common stock as to such matters.

               10. Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

               11. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

               The foregoing amendment to the Certificate of Incorporation was adopted by the Board of Directors without shareholder action. Shareholder vote was not required for such adoption.

               IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this __ day of _________________, 1998.





                                      __________________________
                                      Name:
                                      Title:

                                                                       Exhibit B

                                     FORM OF
                            CERTIFICATE OF AMENDMENT

                                 with respect to

                  SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                              HUBBELL INCORPORATED

     Pursuant to Section 33-666 of the Connecticut Business Corporation Act

               Hubbell Incorporated (the "Company"), a corporation organized and existing under the laws of Connecticut, in accordance with the provisions of
Section 33-637 thereof, DOES HEREBY CERTIFY:

               That pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the said Company, the said Board of Directors of the said Company on December 9, 1998 duly adopted the following amendment to said Certificate of Incorporation in the form of a resolution creating a series of 280,000 shares of Preferred Stock designated as "Series B Junior Participating Preferred Stock":

                       RESOLVED, that pursuant to the authority vested in the
               Board of Directors of this Company in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $10.00 per share, of the Company be and hereby is created, that the designation and number of shares thereof and the preferences, limitations and relative rights of the shares of such series are as follows, and that the Certificate of Incorporation be and hereby is amended by adding the following at the end of paragraph FOURTH:

                  SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

               1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as "Series B Junior Participating Preferred Stock," and the number of shares constituting such series shall be 280,000 . Such number of shares may be increased or decreased by resolution of the Board of Directors and filing of a Certificate of Amendment to the Certificate of Incorporation of the Company; provided, however, that no decrease shall reduce the number of shares of Series B Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

               2.      Dividends and Distribution.

                       (A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Company ranking prior and superior to the shares of Series B Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series B Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Company ranking junior to the Series B Junior Participating Preferred Stock in respect thereof, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the 15th day of January, April, July and October, in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 and (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of the Class B Common Stock, par value $0.01, of the Company (the "Class B Common Stock") declared on the Class B Common Stock or on shares of the Class A Common Stock, par value $0.01, of the Company (the "Class A Common Stock") or a subdivision of the outstanding shares of Class B Common Stock (by reclassification or otherwise), since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Junior Participating Preferred Stock. The "Adjustment Number" shall initially be 1000. In the event the Company shall at any time after December 9, 1998 (i) declare and pay any dividend on Class B Common Stock or Class A Common Stock payable in shares of Class B Common Stock, (ii) subdivide the outstanding Class B Common Stock or (iii) combine the outstanding Class B Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Class B Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Class B Common Stock that were outstanding immediately prior to such event. For purposes of paragraph (A) of this Section 2, shares of Class B Common Stock declared as a dividend with respect to shares of Class A Common Stock shall not be deemed outstanding immediately following the occurrence of such event.

                       (B) The Company shall declare a dividend or distribution on the Series B Junior Participating Preferred Stock as provided in paragraph
(A) above immediately after it declares a dividend or distribution on the Class B Common Stock (other than a dividend payable in shares of Class B Common Stock or a dividend payable with respect to Class A Common Stock payable in shares of Class B Common Stock).

                       (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

               3. Voting Rights. The holders of shares of Series B Junior Participating Preferred Stock shall have the following voting rights:

                       (A) Each share of Series B Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Company.

                       (B) Except as required by law and by Section 10 hereof, holders of Series B Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Class B Common Stock as set forth herein) for taking any corporate action.

                       (C) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series B Junior Participating Preferred Stock are in default, the number of directors constituting the Board of Directors of the Company shall be increased by two. In addition to voting together with the holders of Class B Common Stock and Class A Common Stock for the election of other directors of the Company, the holders of record of the Series B Junior Participating Preferred Stock, voting separately as a class to the exclusion of the holders of Class B Common Stock and Class A Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series B Junior Participating Preferred Stock have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Company, the holders of any Series B Junior Participating Preferred Stock being entitled to cast a number of votes per share of Series B Junior Participating Preferred Stock as is specified in paragraph (A) of this Section
3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series B Junior Participating Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series B Junior Participating Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this
Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series B Junior Participating Preferred Stock in this Section 3.

               4.      Certain Restrictions.

                       (A) Whenever quarterly dividends or other dividends or distributions payable on the Series B Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

                            (i) declare or pay dividends on, make any other
distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock;

                            (ii) declare or pay dividends on or make any other
distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Junior Participating Preferred Stock, except dividends paid ratably on the Series B Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

                            (iii) purchase or otherwise acquire for
consideration any shares of Series B Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series B Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series B Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes. For purposes of such determination, the Board of Directors of the Company will not take into account the differences in the voting rights between the Series B Junior Participating Preferred Stock and the Series A Junior Participating Preferred Stock, par value $10.00, of the Company (the "Series A Preferred Stock").

                       (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

               5. Reacquired Shares. Any shares of Series B Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall thereupon become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

               6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation, dissolution or winding up of the Company, voluntary or otherwise, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Junior Participating Preferred Stock shall have received an amount per share (the "Series B Liquidation Preference") equal to the greater of (i) $100 plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and
(ii) the Adjustment Number times the per share amount of all cash and other property to be distributed in respect of the Class B Common Stock upon such liquidation, dissolution or winding up of the Company.

                       (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Company, if any, that rank on a parity with the Series B Junior Participating Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Junior Participating Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

                       (C) Neither the merger or consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this Section 6.

               7. Consolidation, Merger, Etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the outstanding shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Junior Participating Preferred

Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Class B Common Stock is changed or exchanged.

               8. No Redemption. Shares of Series B Junior Participating Preferred Stock shall not be subject to redemption by the Company.

               9. Ranking. The Series B Junior Participating Preferred Stock shall rank (a) junior to all other series of the Preferred Stock (other than the Series A Preferred Stock) as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up, unless the terms of any such series shall provide otherwise, (b) pari passu with the Series A Preferred Stock as to such matters and (c) senior to the Class A Common Stock and the Class B Common stock as to such matters.

               10. Amendment. At any time that any shares of Series B Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series B Junior Participating Preferred Stock, voting separately as a class.

               11. Fractional Shares. Series B Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Junior Participating Preferred Stock.

               The foregoing amendment to the Certificate of Incorporation was adopted by the Board of Directors without shareholder action. Shareholder vote was not required for such adoption.

               IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this __ day of _________________, 1998.





                                     _____________________
                                     Name:
                                     Title:

                                                                       Exhibit C

                        Form of Class A Right Certificate

Certificate No. R-______

              NOT EXERCISABLE AFTER DECEMBER 31, 2008 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE CLASS A RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER CLASS A RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, CLASS A RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                            CLASS A RIGHT CERTIFICATE

                              HUBBELL INCORPORATED

              This certifies that ____________________________ or registered assigns, is the registered owner of the number of Class A Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 9, 1998, as the same may be amended from time to time (the "Rights Agreement"), between Hubbell Incorporated, a Connecticut corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on December 31, 2008 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $10.00 per share (the "Series A Preferred Stock"), of the Company at a purchase price of $175.00 per one one-thousandth of a share of Series A Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Class A Right Certificate with the Form of Election to Purchase duly executed. The number of Class A Rights evidenced by this Class A Right Certificate (and the number of one one-thousandths of a share of Series A Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 9, 1998, based on the Series A Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Series A Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Class A Rights and the number of Class A Rights evidenced by this

Class A Right Certificate are subject to modification and adjustment upon the happening of certain events.

              This Class A Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class A Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Class A Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

              This Class A Right Certificate, with or without other Class A Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Class A Right Certificate or Class A Right Certificates of like tenor and date evidencing Class A Rights entitling the holder to purchase a like aggregate number of shares of Series A Preferred Stock as the Class A Rights evidenced by the Class A Right Certificate or Class A Right Certificates surrendered shall have entitled such holder to purchase. If this Class A Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class A Right Certificate or Class A Right Certificates for the number of whole Class A Rights not exercised.

              Subject to the provisions of the Rights Agreement, the Class A Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Class A Right or (ii) may be exchanged in whole or in part for shares of the Company's Class A Common Stock, par value $0.01 per share ("Class A Common Stock"), or shares of Series A Preferred Stock.

              No fractional shares of Series A Preferred Stock or Class A Common Stock will be issued upon the exercise or exchange of any Class A Right or Class A Rights evidenced hereby (other than fractions of Series A Preferred Stock which are integral multiples of one one-thousandth of a share of Series A Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

              No holder of this Class A Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series A Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Class A Right or Class A Rights evidenced by this Class A Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

              This Class A Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

              WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _________ __, 199_ .

                                            HUBBELL INCORPORATED



                                            By:_________________________________
                                                 [Title]
ATTEST:



__________________________________
[Title]


Countersigned:


CHASEMELLON SHAREHOLDER SERVICES, L.L.C., as Rights Agent



By:_______________________________
     [Title]

                Form of Reverse Side of Class A Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
            holder desires to transfer the Class A Right Certificate)

              FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto______________________________________________________
________________________________________________________________________________
                 (Please print name and address of transferee)

_______ Class A Rights represented by this Class A Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint_____________________________ Attorney, to transfer said Class A Rights on the books of the within-named Company, with full power of substitution.

Dated:  ____________________________



                                              __________________________________
                                                   Signature

Signature Guaranteed:


              Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

____________________________________________
                  (To be completed)

              The undersigned hereby certifies that the Class A Rights evidenced by this Class A Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                              __________________________________
                                                   Signature

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
          Class A Rights represented by the Class A Rights Certificate)

To HUBBELL INCORPORATED:

               The undersigned hereby irrevocably elects to exercise ________ Class A Rights represented by this Class A Right Certificate to purchase the shares of Series A Preferred Stock (or other securities or property) issuable upon the exercise of such Class A Rights and requests that certificates for such shares of Series A Preferred Stock (or such other securities) be issued in the name of:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

If such number of Class A Rights shall not be all the Class A Rights evidenced by this Class A Right Certificate, a new Class A Right Certificate for the balance remaining of such Class A Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

Dated:____________________________


                                              __________________________________
                                                   Signature
    (Signature must conform to holder specified on Class A Right Certificate)

Signature Guaranteed:

               Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

________________________________________________________________________________
                                (To be completed)

              The undersigned certifies that the Class A Rights evidenced by this Class A Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                              __________________________________
                                                   Signature

________________________________________________________________________________


                                     NOTICE

              The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Class A Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

              In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                                                       Exhibit D

                        Form of Class B Right Certificate

Certificate No. R-______

              NOT EXERCISABLE AFTER DECEMBER 31, 2008 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE CLASS B RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER CLASS B RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE CLASS B RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, CLASS B RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                            Class B Right CERTIFICATE

                              HUBBELL INCORPORATED

              This certifies that ____________________________ or registered assigns, is the registered owner of the number of Class B Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 9, 1998, as the same may be amended from time to time (the "Rights Agreement"), between Hubbell Incorporated, a Connecticut corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on December 31, 2008 at the office or agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series B Junior Participating Preferred Stock, par value $10.00 per share (the "Series B Preferred Stock"), of the Company at a purchase price of $175.00 per one one-thousandth of a share of Series B Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Class B Right Certificate with the Form of Election to Purchase duly executed. The number of Class B Rights evidenced by this Class B Right Certificate (and the number of one one-thousandths of a share of Series B Preferred Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 9, 1998, based on the Series B Preferred Stock as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-thousandths of a share of Series B Preferred Stock (or other securities or property) which may be purchased upon the exercise of the Class B Rights and the number of Class B Rights evidenced by this Class B Right Certificate are subject to modification and adjustment upon the happening of certain events.

              This Class B Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Class B Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Class B Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

              This Class B Right Certificate, with or without other Class B Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Class B Right Certificate or Class B Right Certificates of like tenor and date evidencing Class B Rights entitling the holder to purchase a like aggregate number of shares of Series B Preferred Stock as the Class B Rights evidenced by the Class B Right Certificate or Class B Right Certificates surrendered shall have entitled such holder to purchase. If this Class B Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Class B Right Certificate or Class B Right Certificates for the number of whole Class B Rights not exercised.

              Subject to the provisions of the Rights Agreement, the Class B Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Class B Right or (ii) may be exchanged in whole or in part for shares of the Company's Class B Common Stock, par value $0.01 per share ("Class B Common Stock"), or shares of Series B Preferred Stock.

              No fractional shares of Series B Preferred Stock or Class B Common Stock will be issued upon the exercise or exchange of any Class B Right or Class B Rights evidenced hereby (other than fractions of Series B Preferred Stock which are integral multiples of one one-thousandth of a share of Series B Preferred Stock, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

              No holder of this Class B Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series B Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Class B Right or Class B Rights evidenced by this Class B Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

              This Class B Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

              WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _________ __, 199_ .

                                            HUBBELL INCORPORATED



                                            By:________________________________
                                                  [Title]
ATTEST:



__________________________________
[Title]


Countersigned:


ChaseMellon Shareholder Services, L.L.C., as Rights Agent



By________________________________
    [Title]

                Form of Reverse Side of Class B Right Certificate

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
            holder desires to transfer the Class B Right Certificate)

               FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto______________________________________________________
________________________________________________________________________________
(Please print name and address of transferee)

_______ Class B Rights represented by this Class B Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint__________________________________ Attorney, to transfer said Class B Rights on the books of the within-named Company, with full power of substitution.

Dated:  ____________________________



                                              __________________________________
                                                   Signature

Signature Guaranteed:


               Signatures must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

____________________________________________
                  (To be completed)

               The undersigned hereby certifies that the Class B Rights evidenced by this Class B Right Certificate are not beneficially owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                              __________________________________
                                                   Signature

                          FORM OF ELECTION TO PURCHASE

                  (To be executed if holder desires to exercise
          Class B Rights represented by the Class B Right Certificate)

To HUBBELL INCORPORATED:

              The undersigned hereby irrevocably elects to exercise ________ Class B Rights represented by this Class B Right Certificate to purchase the shares of Series B Preferred Stock (or other securities or property) issuable upon the exercise of such Class B Rights and requests that certificates for such shares of Series B Preferred Stock (or such other securities) be issued in the name of:

_______________________________________________________________________________
                         (Please print name and address)

_______________________________________________________________________________

If such number of Class B Rights shall not be all the Class B Rights evidenced by this Class B Right Certificate, a new Class B Right Certificate for the balance remaining of such Class B Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

_______________________________________________________________________________
                         (Please print name and address)

_______________________________________________________________________________

Dated:________________________


                                              __________________________________
                                                   Signature
    (Signature must conform to holder specified on Class B Right Certificate)

Signature Guaranteed:

              Signature must be guaranteed by a bank, trust company, broker, dealer or other eligible institution participating in a recognized signature guarantee medallion program.

_______________________________________________________________________________
                                (To be completed)

              The undersigned certifies that the Class B Rights evidenced by this Class B Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                              __________________________________
                                                   Signature

_______________________________________________________________________________


                                     NOTICE

              The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Class B Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

              In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such Assignment or Election to Purchase will not be honored.

                                                                       Exhibit E

              UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                          SUMMARY OF RIGHTS TO PURCHASE
                          SHARES OF PREFERRED STOCK OF
                              HUBBELL INCORPORATED

              On December 9, 1998, the Board of Directors of Hubbell Incorporated (the "Company") (a) declared a dividend of one preferred share purchase right (a "Class A Right") for each outstanding share of Class A common stock, par value $0.01 per share, of the Company (the "Class A Common Stock") and declared a dividend of one preferred share purchase right (a "Class B Right" and, collectively with Class A Rights, a "Right") for each outstanding share of Class B common stock, par value $0.01 per share, of the Company (the "Class B Common Stock" and, collectively with the Class A Common Stock, the "Common Stock"). The dividend is payable on December 21, 1998 (the "Record Date") to the stockholders of record on that date. Each Class A Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $10.00 per share, of the Company (the "Series A Preferred Stock") at a price of $175.00 per one one-thousandth of a share of Series A Preferred Stock (the "Series A Purchase Price") and each Class B Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $10.00 per share, of the Company (the "Series B Preferred Stock" and, collectively with the Series A Preferred Stock, the "Preferred Stock") at a price of $175.00 per one one-thousandth of a share of Series B Preferred Stock (the "Series B Purchase Price" and, collectively with the Series A Purchase Price, the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of December 9, 1998, as the same may be amended from time to time (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent").

              Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (with certain exceptions, an "Acquiring Person") has acquired beneficial ownership of 20% or more of the outstanding shares of Class A Common Stock and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer (other than a "permitted tender offer" (as such term is described below)) or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of Class A Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with a copy of this Summary of Rights.

              Initially, the Roche Trust and the Hubbell Trust (collectively, the "Trusts") will not be deemed Acquiring Persons even if either Trust or both Trusts own over 20% of the Class A Common Stock. This "grandfathering" protection would be extended to purchases by either Trust from the other Trust of any or all shares held by the other Trust as of December 9, 1998. If either Trust purchases Common Stock from a person other than the other Trust, the Trust purchasing such shares will lose its right to buy shares from the other Trust without becoming an Acquiring Person. The Trust which did not purchase shares in the open market may continue to purchase shares from the Trust that did purchase shares in the open market; provided that the shares purchased do not exceed the number of shares held by the selling Trust as of December 9, 1998.

              A person or group of affiliated persons will be deemed to make a "permitted tender offer" if such person or group of affiliated persons makes a fully-financed, all-cash tender offer for all outstanding shares of both Class A Common Stock and Class B Common Stock at the same price per share for each class that is accepted, or is conditioned upon the acceptance, by holders of at least two-thirds of each of the Class A Common Stock and Class B Common Stock (other than those shares held by the person making the tender offer).

              The Rights Agreement provides that, until the Distribution Date (or earlier expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Class A Rights ("Class A Right Certificates") and Class B Rights ("Class B Right Certificates" and, collectively with Class A Right Certificates, "Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

              The Rights are not exercisable until the Distribution Date. The Rights will expire on December 31, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is advanced or extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

              The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

              The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

              Shares of Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $10 per share but will be entitled to an aggregate dividend of 1000 times the dividend declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Preferred Stock will be entitled to a minimum preferential payment of $100 per share (plus any accrued but unpaid dividends) but will be entitled to an aggregate payment of 1000 times the payment made per share of Common Stock. Each share of Series A Preferred Stock will have 20,000 votes and each share of Series B Preferred Stock will have 1000 votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of Common Stock are converted or exchanged, each share of Preferred Stock will be entitled to receive 1000 times the amount received per share of Class A Common Stock or Class B Common Stock. These rights are protected by customary antidilution provisions.

              Because of the nature of the Preferred Stock's dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

              In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

              In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person or an affiliate or an associate thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the


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
person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

              At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such Acquiring Person which will have become void), in whole or in part, for shares of Class A Common Stock or Class B Common Stock, as the case may be, or Series A Preferred Stock or Series B Preferred Stock, as the case may be, (or a series of the Company's preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Class A Common Stock or Class B Common Stock, as the case may be, or a fractional share of Series A Preferred Stock or Series B Preferred Stock, as the case may be, (or other preferred stock) equivalent in value thereto, per Class A Right or Class B Right, as the case may be.

              With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Preferred Stock or Common Stock will be issued (other than fractions of Preferred Stock which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof an adjustment in cash will be made based on the current market price of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, or the Class A Common Stock or Class B Common Stock, as the case may be.

              At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price") payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board of Directors of the Company shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

              For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights.

              Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

              A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated December __, 1998. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.


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